LORD ABBETT STOCK APPRECIATION FUND

(formerly known as Lord Abbett Large-Cap Growth Fund)

Supplement dated August 21, 2009

to the Statements of Additional Information dated December 1, 2008

(Class A, B, C, F, I, P, R2, and R3 Shares)

1.    The following replaces the subsection titled “Investment Advisory and Other Services – Investment Managers” in the Statements of Additional Information:

Portfolio Managers

As stated in the prospectus, the Fund is managed by a team of experienced portfolio managers responsible for investment decisions together with a team of research analysts who provide company, industry, sector and macroeconomic research and analysis.

The team is headed by David J. Linsen. Assisting Mr. Linsen is Paul J. Volovich. Messrs. Linsen and Volovich are jointly and primarily responsible for the day-to-day management of the Fund.

The following table indicates for the Fund: (1) the number of other accounts managed by the portfolio manager who is jointly and/or primarily responsible for the day-to-day management of the Fund within certain categories of investment vehicles; and (2) the total assets in such accounts managed within each category. For each of the categories a footnote to the table also provides the number of accounts and the total assets in the accounts with respect to which the management fee is based on the performance of the account. Included in the Registered Investment Companies category are those U.S. registered funds managed or sub-advised by Lord Abbett, including funds underlying variable annuity contracts and variable life insurance policies offered through insurance companies. The Other Pooled Investment Vehicles category includes collective investment funds, offshore funds and similar non-registered investment vehicles. Lord Abbett does not manage any hedge funds. The Other Accounts category encompasses Retirement and Benefit Plans (including both defined contribution and defined benefit plans) sponsored by various corporations and other entities, individually managed institutional accounts of various corporations, other entities and individuals, and separately managed accounts in so-called wrap fee programs sponsored by Financial Intermediaries unaffiliated with Lord Abbett. (The data shown below are approximate as of June 30, 2009.)

Other Accounts Managed (# and Total Assets+)
Fund	Name	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Stock Appreciation Fund	David J. Linsen	2/$594.4	2/$42.7	1 /$13.5
	Paul J. Volovich	2/$594.4	2/$42.7	1 /$13.5

+	Total Assets are in millions.

2.    The following subsection replaces the subsection titled “Investment Advisory and Other Services – Holdings of Investment Managers” in the Statements of Additional Information:

Holdings of Portfolio Managers

The following table indicates for the Fund the dollar range of shares beneficially owned by the portfolio manager who is jointly and/or primarily responsible for the day-to-day management of the Fund. This table includes the value of shares beneficially owned by such portfolio managers through 401(k) plans and certain other plans or accounts, if any as of August 20, 2009.

Dollar Range of Shares in the Fund
Fund	Name	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
Stock Appreciation Fund	David J. Linsen					X
	Paul J. Volovich					X

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